                                                                    Exhibit 99.2
                       FIRST UNION REAL ESTATE INVESTMENTS
                    PROFORMA COMBINED STATEMENT OF OPERATIONS
                    For the Three Months Ended March 31, 1999
                                 (in thousands)

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
                                                                                                     Three months ended
                                                              Three months ended                       March 31, 1999
REVENUES                                                        March 31, 1999       Adjustments           Proforma
                                                              ------------------     -----------     ------------------

  Rents                                                            $ 78,879            $  7,079            $ 71,800
  Interest - Mortgage loans                                             115                                     115
           - Short-term investments                                     234                                     234
           - Investments
  Joint venture income and fees                                         104                                     104
  Other                                                                  81                                      81
                                                                   --------            --------            --------
                                                                     79,413               7,079              72,334
                                                                   --------            --------            --------
EXPENSES
  Property operating                                                 55,386               2,688              52,698
  Real estate taxes                                                   3,160                 533               2,627
  Depreciation and amortization                                       9,489               1,381               8,108
  Interest-  Mortgages                                                7,252                 810               6,442
             Senior notes                                               278                                     278
             Bank loans                                               3,105               1,288               1,817
             Notes payable                                            2,539                 885               1,654
  General and administrative                                          3,723                  52               3,671
  Foreign currency gain                                                (333)                                   (333)

                                                                   --------            --------            --------
                                                                     84,599               7,637              76,962
                                                                   --------            --------            --------

NET LOSS BEFORE EXTRAORDINARY LOSS AND  CAPITAL GAINS              $ (5,186)           $    558            $ (4,628)
                                                                   --------            --------            --------
Preferred Dividend                                                     (708)                                   (708)
                                                                   --------            --------            --------
Net loss before extraordinary loss and capital gains               $ (5,894)           $    558            $ (5,336)
                                                                   ========            ========            ========

Per share data

NET LOSS BEFORE EXTRAORDINARY LOSS AND CAPITAL GAINS,
  BASIC AND DILUTED                                                $  (0.19)                               $  (0.17)
                                                                   ========                                ========



Adjusted shares of benificial interest, basic                        31,376                                  31,376
Adjusted shares of benificial interest, diluted                      31,376                                  31,376

The accompanying notes are an integral part of these statements


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